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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               February 22, 2007


                            -----------------------


                          U.S. GLOBAL INVESTORS, INC.
            (Exact name of registrant as specified in its charter)

              TEXAS                      0-13928                 74-1598370
  ----------------------------    ------------------------   -------------------
  (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                              7900 CALLAGHAN ROAD
                           SAN ANTONIO, TEXAS 78229
          (Address of principal executive offices including Zip Code)


                                 210-308-1234
                            -----------------------
             (Registrant's telephone number, including area code)


                            -----------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

On February 21, 2007, U.S. Global issued a press release announcing the approval by its shareholders of certain amendments to U.S. Global's Third Amended and Restated Articles of Incorporation. Further, the press release announced that, as a result of the approval of the amendments, a two for one stock split will be effectuated on March 29, 2007, to shareholders of record as of March 19, 2007. U.S. Global further announced the adjournment of the special meeting to February 22, 2007, at 3:00 P.M. to act on the second proposal currently being considered by shareholders of the company. A copy of the related press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

On February 22, 2007, U.S. Global issued a press release announcing the approval by its shareholders of certain additional amendments to U.S. Global's Third Amended and Restated Articles of Incorporation, which modify the relative dividend and liquidation preference rights of the different classes of common stock and permits conversion of Class C Common Stock to Class A Common Stock and the payment of a $0.25 cash dividend resulting from the approval of both proposals.

ITEM 9.01.  EXHIBITS.

     (d) Exhibits

         Exhibit No.            Description of Exhibit
         -----------            ----------------------

         99.1                   Press Release of U.S. Global Investors, Inc.
                                dated February 21, 2007, announcing the
                                approval of the proposal to split U.S.
                                Global's common stock and its adjournment of the special meeting called for February 21, 2007, to February 22, 2007, to act on the second proposal contained in its proxy solicitation materials.

         99.2                   Press Release of U.S. Global Investors, Inc.
                                dated February 22, 2007, announcing the
                                approval of certain additional amendments to U.S. Global's Third Amended and Restated Articles of Incorporation and the payment of a $0.25 cash dividend resulting from the approval of both proposals.







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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S. GLOBAL INVESTORS, INC.
                                            (Registrant)

Dated: February 22, 2007                    By:    /s/ Catherine A. Rademacher
                                                   -----------------------------
                                            Name:  Catherine A. Rademacher
                                            Title: Chief Financial Officer




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                                 EXHIBIT INDEX


         Exhibit No.            Description of Exhibit
         -----------            ----------------------

         99.1                   Press Release of U.S. Global Investors, Inc.
                                dated February 21, 2007 announcing the
                                approval of the proposal to split U.S.
                                Global's common stock and its adjournment of the special meeting called for February 21, 2007 to February 22, 2007 to act on the second proposal contained in its proxy solicitation materials.

         99.2                   Press Release of U.S. Global Investors, Inc.
                                dated February 22, 2007 announcing the
                                approval of certain additional amendments to U.S. Global's Third Amended and Restated Articles of Incorporation and the payment of a $0.25 cash dividend resulting from the approval of both proposals.